SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

					CURRENT REPORT

	Pursuant to Section 13 or 15(d) of the
	Securities Exchange Act of 1934


Date of Report (date of earliest event reported):	November 25, 1998


	SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.

	(as depositor under the Pooling and Servicing
	Agreement, dated as of March 1, 1998, providing
	for the issuance of Asset-Backed Floating Rate Certificates, Series 1998-NC1)

	SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
	(Exact name of registrant as specified in its charter)


Delaware          	  333-44593  	    13-3439681
(State or Other Jurisdiction		 (Commission	(I.R.S. Employer
of Incorporation)			  File Number)	Identification No.)


Seven World Trade Center
New York, New York					 10048
(Address of Principal Executive Offices)			(Zip Code)



Registrant's telephone number, including area code:	 (212) 783-5659

Item 5.	Other Events

		On November 25, 1998 a scheduled distribution was made from the Trust
		to holders of the Class A Certificates.  The Trustee has caused to be filed
		with the Commission, the Monthly Report dated November 25, 1998.
		The Monthly Report is filed pursuant to and in accordance with
		(1) numerous no-action letters (2) current Commission policy in the area.

		A. 	Monthly Report Information:
			See Exhibit No.1


		B.	Have any deficiencies occurred?   NO.
				Date:
				Amount:

		C.	Item 1: Legal Proceedings:	NONE

		D.	Item 2: Changes in Securities:	NONE

		E.	Item 4: Submission of Matters to a Vote of Certificateholders:  NONE

		F.	Item 5: Other Information - Form 10-Q, Part II - Items 1,2,4,5 if
			applicable:  NOT APPLICABLE



Item 7. Monthly Statements and Exhibits

	 Exhibit No.

		1.	Monthly Distribution Report dated November 25, 1998.







    SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
    NEW CENTURY ASSET-BACKED FLOATING RATE CERTIFICATES
    SERIES 1998-NC1



    Distribution Date:           11/25/98


                  Beginning                                 Ending
                  Certificate                               Certificate
    ClassCusip    Balance*     Principal  Interest   Losses Balance
    A    79548KYN2211644221.10 5396897.30  962871.86   0.00 206247323.80
    M-1  79548KYP7 29250000.00       0.00  138191.14   0.00  29250000.00
    M-2  79548KYQ5 37375000.00       0.00  182806.73   0.00  37375000.00
    M-3  79548KYR3 12187000.00       0.00   65701.95   0.00  12187000.00
    CE   NA         6500700.00       0.00  957891.18   0.00   6500700.00
    R-III79548KYU6        0.00       0.00       0.00   0.00         0.00
    Total         296956921.10 5396897.30 2307462.86   0.00 291560023.80




               AMOUNTS PER $1,000 UNIT               PASS THROUGH RATES

                                          Ending            Current
                                          Certificate       Pass-Through
    ClassPrincipalInterest Total Balance Losses Interest Rate A 22.51644 4.0172052 26.533642 860.48607 0.0000 5.459380%
    M-1  0.000000    4.7244834   4.724483 1000.00000 0.0000     5.669380%
    M-2  0.000000    4.8911500   4.891150 1000.00000 0.0000     5.869380%
    M-3  0.000000    5.3911504   5.391150 1000.00000 0.0000     6.469380%
    CE   0.000000   147.352005 147.352005 1000.00000 0.0000     3.566119%
    R-III0.000000    0.0000000    0.00000    0.00000 0.0000     5.459380%


    Section 4.02 (iii.)
    MASTER SERVICER COMPENSATION           123732.05
    TRUSTEE FEES                             2474.64

    Section 4.02 (iv.)
    P&I ADVANCES               Total Advances                  847707.37
    *Note: P&I Advances are made on Mortgage Loans Delinquent as of the Determination Date.

    Section 4.02 (v.)
    BALANCES AS OF   25-Nov-98
                  Stated Principal Balance of Mortgage Loans290304291.12 Stated Principal Balance of REO Properties 1255732.96


    Section 4.02 (vi.)
    MORTGAGE LOAN CHARACTERISTICS
         Number of Loans (Beginning)                                2555
         Aggregate Principal Balance as of the Due Date     296956921.38
         Number of Loans (Ending)                                   2514
         Aggregate Principal Balance as of the Due Date     291560024.08
         Weighted Average Remaining Term to Maturity                 350
         Beginning Weighted Average Mortgage Rate              9.5297248%
         Number of Subsequent Loans                                    0
         Balance of Subsequent Loans                                0.00

                                          Unpaid            Stated
    Section 4.02 (vii.)                   Principal         Principal
    DELINQUENCY INFORMATION               Balance    Number Balance
    30-59 days delinquent                 6422695.80     66   6413524.82
    60-89 days delinquent                 1325996.93     13   1323515.49
    90 or more days delinquent            2197824.45     19   2190542.99
    Foreclosure proceedings have commenced12669930.6 110 12634012.98 *Note: In accordance with the Master Servicer, the Delinquency Information relates to the Prepayment Period.

    Section 4.02 (viii.)
    REO INFORMATIO Loans that became REO properties in the
                   preceding calendar month:
                  Unpaid       Stated
         Loan     Principal    Principal
         Number   Balance      Balance
            82307    188000.00  187313.45
            73552     36176.07   35626.48
            80204     22200.00   22157.25
            75171    221500.00  220310.99
            90985    439830.22  438782.51
            85709     59973.45   59781.30
            83942    248000.00  246924.11

    Section 4.02 (ix.)         Book Value of REO Properties:  1318054.32
    REO BOOK VALUES

    Section 4.02 (x.)
    PRINCIPAL PREPAYMENTS
                  Aggregate Amount of Principal Prepayments
                                          Curtailments          25160.10
                                          Payments in Full    5203179.42

                  Prepayment Charges                                0.00
                  REO Principal Amortization                      645.21

    Section 4.02 (xi.)         Realized Losses that were incurred during
    REALIZED LOSSES            the related Prepayment Period:

                               Total Realized Losses   0.00
                               Which Include:
                               Extraordinary Losses    0.00
                               Fraud Losses            0.00
                               Special Hazard Losses   0.00
                               Bankruptcy Losses       0.00





    Section 4.02 (xii.)
    EXTRAORDINARY TRUST FUND EXPENSES
         Extraordinary Trust Fund Expenses withdrawn from the Collection Account or Distribution Account that caused a reduction of the
         Available Distribution Amount:                0.00


    Section 4.02 (xiv.)
    CERTIFICATE FACTOR                    Certificate
                                          Factor
                               Class A      0.860486
                               Class M-1    1.000000
                               Class M-2    1.000000
                               Class M-3    1.000000
                               Class CE     0.897108

    Section 4.02 (xv.)
    INTEREST DISTRIBUTION AMOUNTS

                               Interest   Reduction from Allocation of:
                  Interest     Carry      Prepayment        Relief Act
                  Distribution Forward    Interest          Interest
                  Amount       Amount     Shortfalls Losses Shortfalls
         A           962871.86       0.00       0.00   0.00         0.00
         M-1         138191.14       0.00       0.00   0.00         0.00
         M-2         182806.73       0.00       0.00   0.00         0.00
         M-3          65701.95       0.00       0.00   0.00         0.00
         CE          957891.18         NA       0.00   0.00         0.00
         TOTAL      2307462.86       0.00       0.00   0.00         0.00

    Section 4.02 (xvi.)
    PREPAYMENT INTEREST SHORTFALLS
    Prepayment Interest Shortfalls not covered by the Servicer      0.00


    Section 4.02 (xvii.)
                               Relief Act Interest Shortfall        0.00

    Section 4.02 (xviii.)      Fraud Loss Amount              9750000.00
                               Bankruptcy Amount               100000.00
                               Special Hazard Amount          4417585.68

    Section 4.02 (xix.)
                  Required Overcollateralized Amount          6500700.00
                  Credit Enhancement Percentage                 29.26077%

    Section 4.02 (xx.)
                  Overcollateralization Increase Amount             0.00

    Section 4.02 (xxi.)
                  Overcollateralization Reduction Amount            0.00

    Section 4.02 (xxii.)
    PASS THROUGH RATE
                  A               5.45938%   5.28234%
                  M-1             5.66938%   5.49234%
                  M-2             5.86938%   5.69234%
                  M-3             6.46938%   6.29234%
                  CE              3.56612%


    Section 4.02 (xxiii.)
    PRE-FUNDING AND INTEREST COVERAGE ACCOUNT
    Amount on Deposit in the Pre-Funding Account       0.00
    Amount on Deposit in the Interest Coverage Accoun  0.00


    Section 4.02 (xxiv.)
    PRE-FUNDING ACCOUNT DEPOSITS
    Amount from the Pre-Funding Account
    distributed to the Certificates                                 0.00

    PERFORMANCE MEASURES
    Net Monthly Excess Cash Flow                               882486.40

                  Delinquency Percentage                         5.96920%

                  Stepdown Date Occurrence           NO
                  Trigger Event Occurrence           NO










	SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

	SALOMON BROTHERS MORTGAGE
	SECURITIES VII, INC.


				By: /s/ Eve Kaplan
				Name:  Eve Kaplan
				Title:	Vice President
				First Trust National Association


Dated: 	November 30, 1998